UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K/A
(Amendment No. 1)
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 18, 2025
Date of Report: (Date of earliest event reported)
__________________________
ARTHUR J. GALLAGHER & CO.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On August 18, 2025, Arthur J. Gallagher & Co. (the “Company”) filed a Current Report on Form 8-K (the "Original Report") to report the completion of its previously announced acquisition (the “Transaction”) of all of the issued and outstanding stock of Dolphin Topco, Inc., a Delaware corporation (the “Acquired Entity”). The Transaction was completed pursuant to a Stock Purchase Agreement entered into on December 7, 2024 (the “Purchase Agreement”) among the Company, The AssuredPartners Group LP, a Delaware Limited partnership (the “Seller” or "AssuredPartners"), and the Acquired Entity.
The Company is filing this Current Report on Form 8-K/A (the “Amendment”) solely to amend Item 9.01 of the Original Report to present the required financial statements and pro forma financial information not later than 71 days from the date on which the Original Report was required to be filed, as permitted under Items 9.01(a)(3) and 9.01(b)(2). Except for the filing of such financial statements and pro forma financial information this Amendment does not otherwise modify or update the Original Report, and this Amendment should be read in conjunction with the Original Report.
Item 9.01.          Financial Statements and Exhibits
(a)Financial Statements of Business Acquired.

The audited consolidated financial statements of the Acquired Entity as of and for the year ended December 31, 2024, and the related notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Acquired Entity as of and for the six months ended June 30, 2025, and the related notes thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2025, and the unaudited pro forma condensed combined statements of earnings of the Company for the six months ended June 30, 2025 and the fiscal year ended December 31, 2024, giving pro forma effect to the acquisition of Acquired Entity are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)Exhibits.

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for the Acquired Entity
99.1	Audited consolidated financial statements of the Acquired Entity as of and for the year ended December 31, 2024.
99.2	Unaudited condensed consolidated financial statements of the Acquired Entity as of and for the six months ended June 30, 2025.
99.3	Unaudited pro forma condensed combined balance sheet of the Company for the period presented.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: October 27, 2025	By:	/s/ Richard C. Cary
Richard C. Cary Controller